EXHIBIT 10.1

OMNIBUS WAIVER, CONSENT AND AMENDMENT AGREEMENT

This OMNIBUS WAIVER, CONSENT AND AMENDMENT AGREEMENT (this “Agreement”), dated as of May 9, 2014, is made by and among CASH AMERICA INTERNATIONAL, INC. (the “Company”), a Texas corporation, each of the Guarantors listed on the signature pages hereto, and each of the holders of the Notes (defined below) set forth on Annex 1 hereto (the “Noteholders”).

1. PRELIMINARY STATEMENTS.

WHEREAS, the Company previously issued (a) $35,000,000 in aggregate principal amount of its 6.09% Series A Senior Notes due December 19, 2016 (the “2006 Series A Notes”), and (b) $25,000,000 in aggregate principal amount of its 6.21% Series B Senior Notes due December 19, 2021 (the “2006 Series B Notes” and, collectively with the 2006 Series A Notes and any and all other notes for which such notes, or any successor notes, have been substituted or exchanged, the “2006 Notes”), pursuant to the terms of that certain Note Purchase Agreement, dated as of December 19, 2006, by and between the Company and each of the purchasers listed on Schedule A thereto, as amended by that certain Amendment No. 1 to Note Purchase Agreement dated as of December 11, 2008 and that certain Amendment No. 2 to Note Purchase Agreement dated as of May 25, 2012 (as so amended and as may be further amended, restated, supplemented or otherwise modified from time to time, the “2006 Note Purchase Agreement”);

WHEREAS, the Company previously issued $25,000,000 in aggregate principal amount of its 7.26% Senior Notes due January 28, 2017 (collectively with any and all other notes for which such notes, or any successor notes, have been substituted or exchanged, the “2010 Notes”), pursuant to the terms of that certain Note Purchase Agreement, dated as of January 28, 2010, by and between the Company and each of the purchasers listed on Schedule A thereto, as amended by that certain Amendment No. 1 to Note Purchase Agreement dated as of May 25, 2012 (as so amended and as may be further amended, restated, supplemented or otherwise modified from time to time, the “2010 Note Purchase Agreement”);

WHEREAS, the Company previously issued (a) $47,000,000 in aggregate principal amount of its 6.00% Series A Senior Notes due August 28, 2019 (the “2012 Series A Notes”), and (b) $5,000,000 in aggregate principal amount of its 6.58% Series B Senior Notes due August 28, 2022 (the “2012 Series B Notes” and, collectively with the 2012 Series A Notes and any and all other notes for which such notes, or any successor notes, have been substituted or exchanged, the “2012 Notes” and together with the 2006 Notes and the 2010 Notes, collectively, the “Notes”), pursuant to the terms of that certain Note Purchase Agreement, dated as of August 28, 2012, by and between the Company and each of the purchasers listed on Schedule A thereto (as amended, restated, supplemented or otherwise modified from time to time, the “2012 Note Purchase Agreement” and together with the 2006 Note Purchase Agreement and the 2010 Note Purchase Agreement, collectively, the “Note Purchase Agreements”);

WHEREAS, the Company is contemplating a potential tax-free spin-off of Enova International, Inc. (“Enova”), a Subsidiary of the Company, through the distribution of at least 80% of Enova’s outstanding common stock to shareholders of the Company (the “Enova Spin-off Transaction”), which, if consummated, will result in Enova becoming a separate publicly traded company;

WHEREAS, in connection with the contemplated Enova Spin-off Transaction, Enova is seeking to raise up to $700,000,000 via a public or private bond offering (the “Enova Debt Issuance”) in order to, among other things, repay certain intercompany indebtedness owed by Enova to the Company; and

WHEREAS, in connection with the contemplated Enova Debt Issuance, the Company has requested that the Enova Entities (as defined below) be released as guarantor(s) under the separate Joint and Several Guaranties executed in respect of each Note Purchase Agreement (collectively, the “Joint and Several Guaranties”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

2. DEFINED TERMS.

Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the respective Note Purchase Agreements.

3. RELEASE OF CERTAIN GUARANTORS.

Subject to satisfaction of the conditions precedent set forth in Section 6 hereof, each of the Noteholders hereby consents and releases, effective as of the Enova Consent Effective Date (as defined below), Enova and each of its Subsidiaries listed on Annex 2 hereto (collectively the “Enova Entities”) from their respective obligations and liabilities under each Joint and Several Guaranty (the “Enova Guaranty Release”). Except as expressly granted by the Enova Guaranty Release, nothing in this Agreement shall in any way affect, limit, contravene or amend any of the obligations or liabilities of the other Guarantors (the “Remaining Obligors”) under the Joint and Several Guaranties. Each Remaining Obligor by execution of this Agreement agrees that it shall have no Contribution Rights against any of the Enova Entities as contemplated by Section 1 of each of the Subrogation and Contribution Agreements executed in connection with the Note Purchase Agreements. This consent to the Enova Guaranty Release is a limited consent and shall not be deemed to constitute a waiver or consent with respect to any other current or future departure from the requirements of any provision of the Note Purchase Agreements or the other Loan Documents.

4. WAIVER AND AMENDMENT.

(a) Waiver. Subject to satisfaction of each of the conditions precedent set forth in Section 6 hereof (other than, in the case of the Enova Debt Consent, the conditions precedent set forth in Sections 6(c) and 6(d)(i) below) and subject to the next succeeding sentence hereof, each of the Noteholders hereby waives compliance with the covenants set forth in (x) the second sentence of Section 9.5 of each of the Note Purchase Agreements and (y) Sections 10.2, 10.6 and 10.8 of each of the Note Purchase Agreements, in each case solely to the extent necessary to permit both the consummation of the Enova Debt Issuance (the “Enova Debt Consent”) and the consummation of the Enova Spin-Off Transaction (the “Enova Spin-Off Consent” and together with the Enova Debt Consent, collectively, the “Enova Consents”) and, by virtue of this waiver, the consummation of the Enova Debt Issuance and the Enova Spin-Off Transaction shall not constitute a Default or an Event of Default under the Note Purchase Agreements or the other respective Loan Documents as a result of the Company’s failure to comply with any such section of the Note Purchase Agreements in connection with the consummation of such transactions. Notwithstanding anything contained herein to the contrary, the Enova Consents (and the agreement by the Noteholders to provide such Enova Consents pursuant to this Section 4) shall cease to be effective upon the earliest to occur of:

(i) the occurrence of any Default or Event of Default under the Note Purchase Agreements,

(ii) the date that is two Business Days after the date on which the Enova Debt Issuance is consummated, if, on or prior to such date, the Company shall have failed to repay the Notes in full, together with all accrued and unpaid interest thereon and the Make-Whole Amount payable in connection therewith, in accordance with Section 5 hereof,

(iii) the failure of the Company to comply with its obligations set forth in Section 5(a) or Section 5(c) below,

(iv) July 31, 2014, to the extent the Enova Debt Issuance is not consummated on or prior to such date,

(the earliest date on which any event described in clauses (i), (ii) or (iii) above occurs, a “Waiver Termination Date”). If the Waiver Termination Date should occur, the Enova Consents granted pursuant to this Section 4 shall immediately terminate and be void ab initio and this Agreement shall not operate to waive any rights or remedies of the holders of the Notes with respect to any Default or Event of Default arising in connection with the consummation of the Enova Debt Issuance and the Enova Spin-Off Transaction. If the Company shall have indefeasibly repaid the Notes in full in cash, together with all accrued and unpaid interest thereon and the Make-Whole Amount and all other amounts payable in connection therewith, in accordance with Section 5 hereof, the waivers granted pursuant to this Section 4 shall be permanent and shall not terminate.

(b) Amendments.

(i) The Company and each of the Noteholders hereby agree that the second sentence in Section 8.2 of each of the Note Purchase Agreements is hereby amended and restated in its entirety to read as follows:

“The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment; provided that, solely with respect to any optional prepayment in full of all Notes under this Section 8.2 in connection with the consummation of the Enova Debt Issuance, (x) the Company shall be required to give the holders of Notes two Business Days’ prior written notice of any such prepayment, and (y) any such notice delivered pursuant to clause (x) shall be accompanied by a certificate of a Senior Financial Officer specifying the calculation of the Make-Whole Amount due in connection with such prepayment as of the prepayment date specified in such notice (which certificate shall be deemed to satisfy the requirements for delivery of Make-Whole Amount calculations set forth in the next two succeeding sentences of this Section 8.2).”

(ii) The Company and each of the Noteholders hereby agree that Schedule B to each of the Note Purchase Agreements is hereby amended by inserting the following new defined term in its appropriate alphabetical order:

“Enova Debt Issuance” shall have the meaning specified in that certain Omnibus Waiver, Consent and Amendment Agreement, dated as of May [9], 2014, by and among the Company, the Guarantors party thereto and each of the Noteholders.

(c) Effect of Waivers and Amendments. The consents, waivers and amendments set forth in this Section 4 are limited to the matters expressly set forth herein and shall not be deemed to waive, amend, or modify any other term in the Note Purchase Agreements.

5. AGREEMENT TO PREPAY NOTES.

(a) Notice of Prepayment; Prepayment. On or prior to the date on which the Enova Debt Issuance is consummated, the Company will provide written notice to the Noteholders of the exercise of its option to prepay the Notes in full in cash in accordance with Section 8.2 of each of the Note Purchase Agreements (the “Prepayment Notice”). Such Prepayment Notice shall (i) provide for the election by the Company to prepay the entire outstanding principal amount of the Notes in full, together with all accrued interest thereon to the date of such prepayment, the applicable Make-Whole Amount payable in respect thereof and all fees and other amounts payable in connection therewith (collectively, the “Pay-Off Amount”); (ii) specify the date fixed for such prepayment, which shall, in no event, be later than the date that is two Business Days after the date on which the Enova Debt Issuance is consummated (the “Prepayment Date”); and (iii) contain such other information and attach such additional certificates as may be required by Section 8.2 of each of the Note Purchase Agreements (as amended by this Agreement). On the Prepayment Date, the Company shall prepay the Notes in full in cash by wire transfer of immediately available funds in accordance with the terms of the respective Note Purchase Agreements (regardless of whether the Enova Spin-off Transaction is consummated prior to such Prepayment Date).

(b) Settlement Payment in Respect of Notes. The Noteholders agree that, in exchange for, and conditioned upon the Company’s payment of the Pay-Off Amount in cash by wire transfer of immediately available funds, the Noteholders shall deliver all Notes to the Company in accordance with Section 18 of each of the Note Purchase Agreements promptly following receipt of the Pay-Off Amount. Such payment is in settlement of the Company’s obligations in respect of the Notes and the Note Purchase Agreements and constitutes a settlement payment in respect of a securities contract for purposes of Section 546(e) of the United States Bankruptcy Code of 1978, as amended.

(c) Obligors under Enova Debt Documents. The Company shall not, and shall not permit any of its Remaining Obligors, to incur any guarantee obligations, or otherwise become liable, in respect of the Enova Debt Documents (as defined below).

(d) Additional Event of Default. The failure of the Company to comply with the covenants set forth in any one or more of Sections 5(a) or 5(c) above shall constitute an immediate Event of Default pursuant to Section 11(c) of the Note Purchase Agreement.

6. CONDITIONS TO EFFECTIVENESS OF CONSENTS AND WAIVERS.

The consents and waivers set forth in Section 3 and Section 4(a) of this Agreement shall be effective, if at all, as of the date (such date, the “Enova Consent Effective Date”) on which each of the following conditions precedent shall have been satisfied or waived by the holders of the Notes in writing; provided, however, (x) the Enova Debt Consent set forth in Section 4(a) shall be effective upon the satisfaction of the conditions set forth in clauses (a), (b) and (d)(ii) below, and (y) the date on which the conditions precedent set forth in this Section 6 are satisfied or waived by the holders of the Notes occurs on or prior to July 31, 2014:

(a) Each Noteholder shall have received a counterpart of this Agreement, duly executed by the Company and each of the other Noteholders.

(b) The representations and warranties contained herein shall be true and correct in all material respects.

(c) The Enova Debt Issuance shall have been consummated.

(d) No default or event of default shall have occurred and be continuing under (i) the loan agreement, note purchase agreement, indenture or other documents, instrument and agreements relating to the Enova Debt Issuance (collectively, the “Enova Debt Documents”) or (ii) that certain Credit Agreement, dated as of March 30, 2011, by and among the Company, the guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, as amended (the “Credit Agreement”).

7. REPRESENTATIONS AND WARRANTIES.

To induce the Noteholders to consent to this Agreement, the Company represents and warrants as follows:

7.1. Organization; Power and Authority.

(a) The Company is a corporation, duly organized and validly existing under the laws of the State of Texas. The Company is duly qualified and in good standing as a foreign corporation in each other jurisdiction where such qualification is required by law (to the extent that such concepts are recognized in such jurisdiction), other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) The Company has the requisite power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and to perform the provisions hereof.

7.2. Authorization, etc.

This Agreement has been duly authorized by all necessary corporate action on the part of the Company, and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.3. Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of this Agreement will not:

(a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, the Enova Debt Documents or any indenture, mortgage, deed of trust, loan, purchase or credit agreement (including, without limitation, the Credit Agreement), lease, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, except in each case, such as could not reasonably be expected to result in a Material Adverse Effect,

(b) violate the corporate charter, articles of organization, by-laws, operating agreement or other similar organizational documents of the Company or any Subsidiary,

(c) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or

(d) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

7.4. Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement.

7.5. Disclosure.

This Agreement, each other document, certificate or other writing delivered to each Noteholder by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements and other documents delivered to the Noteholders prior to the date hereof pursuant to Section 7 of each of the Note Purchase Agreements do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 2013, there has been no change in the financial condition, operations, business, properties or prospects of the Company except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect.

7.6. No Defaults.

No event has occurred and is continuing and no condition exists which, upon the effectiveness of the consents, waivers and amendments provided for in this Agreement, would constitute a Default or Event of Default.

7.7. Bringdown of Representations and Warranties.

Each of the representations and warranties set forth in Section 5 of each of the Note Purchase Agreements is true, correct and complete in all respects as of the date hereof (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true, correct and complete as of such other date).

7.8. Registered Holders of Notes.

The Company represents to each of the Noteholders that:

(a) the register kept by the Company for the registration and transfer of the 2006 Notes provided for in Section 13.1 of the 2006 Note Purchase Agreement indicates that each of the Persons named in Part A of Annex 1 hereto is currently a holder of the aggregate principal amount of the 2006 Notes indicated in such Annex;

(b) the register kept by the Company for the registration and transfer of the 2010 Notes provided for in Section 13.1 of the 2010 Note Purchase Agreement indicates that each of the Persons named in Part B of Annex 1 hereto is currently a holder of the aggregate principal amount of the 2010 Notes indicated in such Annex; and

(c) the register kept by the Company for the registration and transfer of the 2012 Notes provided for in Section 13.1 of the 2012 Note Purchase Agreement indicates that each of the Persons named in Part C of Annex 1 hereto is currently a holder of the aggregate principal amount of the 2012 Notes indicated in such Annex.

8. EXPENSES.

Whether or not the consents, waivers and amendments in Sections 3 and 4 hereof become effective, the Company will promptly (and in any event within thirty (30) days of receiving any statement or invoice therefor) pay all fees, expenses and costs of the Noteholders relating to this Agreement, including, but not limited to, the reasonable fees of the special counsel of the holders of the Notes, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Agreement and any other documents related thereto. Nothing in this Section 8 shall limit the Company’s obligations pursuant to any provisions related to fees and expenses, including without limitation, Section 15.1 of each of the Note Purchase Agreements.

9. RELEASE.

The Company hereby acknowledges and agrees, on behalf of itself and each of its Subsidiaries, that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any holder of the Notes (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents in their capacities as such for any holder of the Notes) in connection with the Note Purchase Agreements, the Notes or any of the other Loan Documents and (b) each holder of the Notes has heretofore properly performed and satisfied in a timely manner all of its obligations to the Company and its Subsidiaries under the Loan Documents that are required to have been performed on or prior to the date hereof. Notwithstanding the foregoing, the holders of the Notes wish (and the Company agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the holders’ rights, interests, security and/or remedies under the Loan Documents. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company (for itself and each Subsidiary) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each holder of the Notes and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Noteholder Released Parties”) from any and all debts, claims, losses, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Noteholder Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Enova Consent Effective Date directly arising out of, connected with or related to this Agreement, the Note Purchase Agreements, the Notes or any other Loan Documents, or any act, event or transaction related or attendant thereto, or the agreements of any holder of the Notes contained therein; provided, however, that nothing herein shall release any holder of the Notes from its agreements and obligations contained in this Agreement.

10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

All representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by any Noteholder shall affect such representations and warranties or the right of the Noteholders to rely upon them.

11. CONSENT AND REAFFIRMATION.

Each of the Guarantors (other than the Enova Entities), by its execution of this Agreement, hereby agrees and acknowledges that (i) notwithstanding the effectiveness of, and satisfaction of the conditions under, this Agreement, the Joint and Several Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of the Joint and Several Guaranty, all of which are hereby ratified, confirmed and affirmed in all respects.

12. MISCELLANEOUS.

12.1. Part of Existing Note Purchase Agreements; Future References, etc.

This Agreement shall be construed in connection with and as a part of each of the Note Purchase Agreements and, except as expressly provided herein, (a) no terms or provisions of the Note Purchase Agreements or any other Loan Document are modified or changed by this Agreement, (b) the terms of this Agreement shall not operate as an amendment or waiver by any Noteholder of, or otherwise prejudice any Noteholder’s rights, remedies or powers under, the Note Purchase Agreements, the Notes or any other Loan Document or under any applicable law, and (c) the terms and provisions of the Note Purchase Agreements, the Notes and the other Loan Documents shall continue in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to the respective Note Purchase Agreements without making specific reference to this Agreement, but nevertheless all such references shall include this Agreement unless the context otherwise requires.

12.2. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

12.3. Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

12.4. Binding Effect.

This Agreement shall be binding upon and shall inure to the benefit of the Company and the Noteholders and their respective successors and assigns.

[Remainder of page intentionally left blank. Next page is signature page.]

IN WITNESS WHEREOF, the parties hereto have caused the execution of this Agreement by duly authorized officers of each as of the date first above written.

CASH AMERICA INTERNATIONAL, INC.

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

2006 NOTEHOLDERS:

DEARBORN NATIONAL LIFE INSURANCE COMPANY

MINNESOTA LIFE INSURANCE COMPANY

CINCINNATI INSURANCE COMPANY

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.

GREAT WESTERN INSURANCE COMPANY

FIDELITY LIFE ASSOCIATION

AMERICAN REPUBLIC INSURANCE COMPANY

TRUSTMARK INSURANCE COMPANY

SECURITY NATIONAL LIFE INSURANCE COMPANY

By:	Advantus Capital Management, Inc.

	By:	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ W R H
	Name:	William Hagner
	Title:	Attorney-In-Fact

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ W R H
	Name:	William Hagner
	Title:	Attorney-In-Fact

CMFG LIFE INSURANCE COMPANY CUMIS INSURANCE SOCIETY

By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor

	By:	/s/ Allen R. Cantrell
	Name:	Allen R. Cantrell
	Title:	Managing Director, Investments

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Paul M. Chute
Name:	Paul M. Chute
Title:	Senior Managing Director, Private
Placements

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Annette M. Teders
Name:	Annette M. Teders
Title:	Vice President, Private Placements

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Annette M. Teders
Name:	Annette M. Teders
Title:	Vice President, Private Placements

PRIMERICA LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

AMERICAN HEALTH AND LIFE INSURANCE COMPANY

By:		Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

NATIONAL BENEFIT LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

2010 NOTEHOLDERS:

MINNESOTA LIFE INSURANCE COMPANY

AMERICAN FIDELITY ASSURANCE COMPANY

MTL INSURANCE COMPANY

UNITED INSURANCE COMPANY OF AMERICA

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN

THE MUTUAL SAVINGS LIFE INSURANCE COMPANY

COLORADO BANKERS LIFE INSURANCE COMPANY

GREAT WESTERN INSURANCE COMPANY

AMERICAN REPUBLIC INSURANCE COMPANY

NEW ERA LIFE INSURANCE COMPANY

By:	Advantus Capital Management, Inc.

	By:	/s/ James F. Geiger
Name: James F. Geiger
Title: Vice President

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Paul M. Chute
Name: Paul M. Chute
Title: Senior Managing Director, Private Placements

PHL VARIABLE INSURANCE COMPANY

By:	/s/ Paul M. Chute
Name: Paul M. Chute
Title: Its Duly Authorized Officer

2012 NOTEHOLDERS:

MINNESOTA LIFE INSURANCE COMPANY

TRINITY UNIVERSAL INSURANCE COMPANY

UNITED INSURANCE COMPANY OF AMERICA

AMERICAN FIDELITY ASSURANCE COMPANY

VANTIS LIFE INSURANCE COMPANY

GREAT WESTERN INSURANCE COMPANY

EQUITABLE LIFE & CASUALTY INSURANCE COMPANY

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN

FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN

AMERICAN REPUBLIC INSURANCE COMPANY

By:	Advantus Capital Management, Inc.

	By:	/s/ James F. Geiger
Name: James F. Geiger
Title: Vice President

GREAT AMERICAN LIFE INSURANCE COMPANY

By:	/s/ Mark F. Muething
Name: Mark F. Muething
Title: Executive Vice President

GREAT AMERICAN INSURANCE COMPANY

By:	/s/ Stephen Beraha
Name: Stephen Beraha
Title: Assistant Vice President

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

NATIONAL BENEFIT LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Annette M. Teders
Name: Annette M. Teders
Title: Vice President, Private Placements

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Annette M. Teders
Name: Annette M. Teders
Title: Vice President, Private Placements

MONTGOMERY RE, INC.

By:	/s/ Paul J. Gerard
Name: Paul J. Gerard
Title: Authorized Signer

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Paul M. Chute
Name: Paul M. Chute
Title: Senior Managing Director, Private Placements

PHL VARIABLE INSURANCE COMPANY

By:	/s/ Paul M. Chute
Name: Paul M. Chute
Title: Its Duly Authorized Officer

GUARANTORS

ENOVA INTERNATIONAL, INC.

By:	/s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Assistant Treasurer

CASH AMERICA MANAGEMENT L.P.
CASH AMERICA PAWN L.P.

By:	Cash America Holding, Inc.
The General Partner of each of the foregoing entities

	By:	/s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

OHIO NEIGHBORHOOD CREDIT SOLUTIONS, LLC

By:	Ohio Neighborhood Finance, Inc.,
Its sole member

	By:	/s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

CNU ONLINE HOLDINGS, LLC
DEBIT PLUS, LLC
BILLERS ACCEPTANCE GROUP, LLC
DP LABOR HOLDINGS, LLC
PF LABOR HOLDINGS, LLC

By:	/s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

BRONCO PAWN & GUN, INC.
CASH AMERICA ADVANCE, INC.
CASH AMERICA FINANCIAL SERVICES, INC.
CASH AMERICA FRANCHISING, INC.
CASH AMERICA GLOBAL FINANCING, INC.
CASH AMERICA GLOBAL SERVICES, INC.
CASH AMERICA HOLDING, INC.
CASH AMERICA, INC.
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF ALASKA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF ILLINOIS
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA OF MISSOURI, INC.
CASH AMERICA, INC. OF NEVADA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF SOUTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF UTAH
CASH AMERICA, INC. OF VIRGINIA
CASH AMERICA INTERNET SALES, INC.
CASH AMERICA OF MEXICO, INC.
CASH AMERICA PAWN, INC. OF OHIO
CASHLAND FINANCIAL SERVICES, INC.
CNU DOLLARSDIRECT INC.
CNU DOLLARSDIRECT LENDING INC.
DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.
ENOVA ONLINE SERVICES, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
FLORIDA CASH AMERICA, INC.
GAMECOCK PAWN & GUN, INC.
GEORGIA CASH AMERICA, INC.
HORNET PAWN & GUN, INC.
LONGHORN PAWN AND GUN, INC.
MOBILE LEASING GROUP, INC.
MR. PAYROLL CORPORATION
OHIO NEIGHBORHOOD FINANCE, INC.
TIGER PAWN & GUN, INC.
UPTOWN CITY PAWNERS, INC.
VINCENT’S JEWELERS AND LOAN, INC.

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

CNU OF ALABAMA, LLC
CNU OF ALASKA, LLC
CNU OF ARIZONA, LLC
CNU OF CALIFORNIA, LLC
CNU OF COLORADO, LLC
CNU OF DELAWARE, LLC
CNU OF FLORIDA, LLC
CASHNETUSA OF FLORIDA, LLC
CNU OF HAWAII, LLC
CNU OF IDAHO, LLC
CNU OF ILLINOIS, LLC
CNU OF INDIANA, LLC
CNU OF KANSAS, LLC
CNU OF LOUISIANA, LLC
CNU OF MAINE, LLC
CASHNET CSO OF MARYLAND, LLC
CNU OF MICHIGAN, LLC
CNU OF MINNESOTA, LLC
CNU OF MISSISSIPPI, LLC
CNU OF MISSOURI, LLC
CNU OF MONTANA, LLC
CNU OF NEVADA, LLC
CNU OF NEW HAMPSHIRE, LLC
CNU OF NEW MEXICO, LLC
CNU OF NORTH DAKOTA, LLC
CNU OF OHIO, LLC
OHIO CONSUMER FINANCIAL SOLUTIONS, LLC
CNU OF OKLAHOMA, LLC
CNU OF OREGON, LLC
CNU OF RHODE ISLAND, LLC
CNU OF SOUTH CAROLINA, LLC
CNU OF SOUTH DAKOTA, LLC
CNU OF TENNESSEE, LLC

By:	CNU Online Holdings, LLC,
The sole member of each of the foregoing entities

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

CNU OF TEXAS, LLC
CNU OF UTAH, LLC
CNU OF VIRGINIA, LLC
CNU OF WASHINGTON, LLC
CNU OF WISCONSIN, LLC
CNU OF WYOMING, LLC
DOLLARSDIRECT, LLC
CNU TECHNOLOGIES OF ALABAMA, LLC
CNU TECHNOLOGIES OF ARIZONA, LLC
CNU TECHNOLOGIES OF CALIFORNIA, LLC
CNU TECHNOLOGIES OF IOWA, LLC
CNU TECHNOLOGIES OF NEW MEXICO, LLC
CNU TECHNOLOGIES OF SOUTH CAROLINA, LLC
CNU TECHNOLOGIES OF WISCONSIN, LLC
HEADWAY CAPITAL, LLC (f/k/a TrafficGen, LLC)
CASHEURONET UK, LLC
EURONETCASH, LLC
ENOVA BRAZIL, LLC
AEL NET MARKETING, LLC
ENOVA INTERNATIONAL GEC, LLC (f/k/a AEL Net of Illinois, LLC)
AEL NET OF MISSOURI, LLC
NC FINANCIAL SOLUTIONS, LLC

By:	CNU Online Holdings, LLC,
The sole member of each of the foregoing entities

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

NC FINANCIAL SOLUTIONS OF ALABAMA, LLC
NC FINANCIAL SOLUTIONS OF ARIZONA, LLC
NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC
NC FINANCIAL SOLUTIONS OF COLORADO, LLC
NC FINANCIAL SOLUTIONS OF DELAWARE, LLC
NC FINANCIAL SOLUTIONS OF GEORGIA, LLC
NC FINANCIAL SOLUTIONS OF IDAHO, LLC
NC FINANCIAL SOLUTIONS OF ILLINOIS, LLC
NC FINANCIAL SOLUTIONS OF KANSAS, LLC
NC FINANCIAL SOLUTIONS OF MARYLAND, LLC
NC FINANCIAL SOLUTIONS OF MISSISSIPPI, LLC
NC FINANCIAL SOLUTIONS OF MISSOURI, LLC
NC FINANCIAL SOLUTIONS OF NEVADA, LLC
NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC
NC FINANCIAL SOLUTIONS OF NORTH DAKOTA, LLC
NC FINANCIAL SOLUTIONS OF OHIO, LLC
NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC
NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC
NC FINANCIAL SOLUTIONS OF TENNESSEE, LLC
NC FINANCIAL SOLUTIONS OF TEXAS, LLC
NC FINANCIAL SOLUTIONS OF UTAH, LLC
NC FINANCIAL SOLUTIONS OF VIRGINIA, LLC
NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC

By:	NC Financial Solutions, LLC
The sole member of each of the foregoing entities

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

CASHNETUSA CO LLC
CASHNETUSA OR LLC
THE CHECK GIANT NM LLC

By:	CNU of New Mexico, LLC,
Manager of each of the foregoing entities

	By:	CNU Online Holdings, LLC Its sole member

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

DEBIT PLUS TECHNOLOGIES, LLC
DEBIT PLUS SERVICES, LLC
DEBIT PLUS PAYMENT SOLUTIONS, LLC

By:	Debit Plus, LLC,
The sole member of each of the foregoing entities

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

STRATEGIC RECEIVABLE MANAGEMENT SOLUTIONS, LLC

By:	/s/ Curtis Linscott
Name:	J. Curtis Linscott
Title:	Manager

ENOVA FINANCIAL HOLDINGS, LLC

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

CAMEX HOLDING, LLC

By:	Cash America of Mexico, Inc.,
Its sole member

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

ANNEX 1

NOTEHOLDERS AND PRINCIPAL AMOUNTS

PART A: 2006 NOTEHOLDERS

Name of Noteholder	Series; Note Registration Number; Outstanding Principal Amount
Dearborn National Life Insurance Company (f/k/a Fort Dearborn Life Insurance Company) (issued in the nominee name of ELL & Co.)	Series B: No. RB-19; $2,181,818.18 No. RB-20; $727,272.73 No. RB-21; $727,272.73
Minnesota Life Insurance Company	Series A: No. RA-1; $2,400,000
Cincinnati Insurance Company	Series B: No. RB-4; $2,545,454.55
Farm Bureau Life Insurance Company of Michigan	Series B: No. RB-5; $2,181,818.18
Blue Cross and Blue Shield of Florida, Inc. (issued in the nominee name of Hare & Co.)	Series B: No. RB-6; $1,090,909.09
Great Western Insurance Company (issued in the nominee name of Wells Fargo Bank for Great Western Insurance Company)	Series B: No. RB-22; $727,272.73
Fidelity Life Association (issued in the nominee name of ELL & Co.)	Series A: No. RA-2; $600,000
American Republic Insurance Company (issued in the nominee name of Wells Fargo Bank N.A. as Custodian for American Republic Insurance Company)	Series A: No. RA-3; $600,000
Trustmark Insurance Company (issued in the nominee name of ELL & Co.)	Series A: No. RA-4; $600,000
Security National Life Insurance Company (issued in the nominee name of Howe & Co.)	Series B; No. RB-8; $363,636.36
Midland National Life Insurance Company (issued in the nominee name of Hare & Co.)	Series A: No. RA-5; $4,800,000 No. RA-6; $600,000
North American Company for Life and Health Insurance (issued in the nominee name of Hare & Co.)	Series A: No. RA-7; $1,800,000 No. RA-8; $1,800,000
CMFG Life Insurance Company (issued in the nominee name of Turnkeys & Co.)	Series B: No. RB-9; $3,436,363.64

Annex 1-22

CMFG Life Insurance Company (issued in the nominee name of Turnkeys & Co.)	Series B: No. RB-10; $2,290,909.09
CUMIS Insurance Society (issued in the nominee name of Turnjetty & Co.)	Series B: No. RB-11; $1,145,454.55
CMFG Life Insurance Company (issued in the nominee name of Turnkeys & Co.)	Series B: No. RB-12; $763,636.36
Phoenix Life Insurance Company	Series A: No. RA-9; $1,800,000 No. RA-10; $1,200,000
Ohio National Life Assurance Corporation	Series A: No. RA-11; $1,200,000
The Ohio National Life Insurance Company	Series A: No. RA-12; $1,200,000
Primerica Life Insurance Company	Series A: No. RA-13; $1,200,000
American Health and Life Insurance Company	Series A: No. RA-14; $900,000
National Benefit Life Insurance Company	Series A: No. RA-15; $300,000

PART B: 2010 NOTEHOLDERS

Name of Noteholder	Note Registration Number; Outstanding Principal Amount
Minnesota Life Insurance Company	No. R-1; $3,000,000
American Fidelity Assurance Company (issued in the nominee name FFB Registration)	No. R-2; $1,800,000
MTL Insurance Company (issued in the nominee name ELL & Co.)	No. R-3; $1,200,000
United Insurance Company of America (issued in the nominee name Hare & Co.)	No. R-4; $1,200,000
Farm Bureau Life Insurance Company of Michigan	No. R-5; $1,200,000
Farm Bureau Mutual Insurance Company of Michigan	No. R-6; $600,000
The Mutual Savings Life Insurance Company (issued in the nominee name Band & Co.)	No. R-7; $600,000
Colorado Bankers Life Insurance Company (issued in the nominee name ELL & Co. F/A/O Colorado Bankers Life Insurance Company)	No. R-17; $300,000

Annex 1-23

Great Western Insurance Company (issued in the nominee name Wells Fargo For Great Western Insurance Company)	No. R-18; $300,000
American Republic Insurance Company (issued in the nominee name Wells Fargo Bank N.A. as Custodian for American Republic Insurance Company)	No. R-10; $300,000
New Era Life Insurance Company (issued in the nominee name Cudd & Co.)	No. R-11; $300,000
Phoenix Life Insurance Company	No. R-12; $1,200,000
Phoenix Life Insurance Company	No. R-13; $1,200,000
PHL Variable Insurance Company	No. R-14; $600,000
PHL Variable Insurance Company	No. R-15; $600,000
PHL Variable Insurance Company	No. R-16; $600,000

PART C: 2012 NOTEHOLDERS

Name of Noteholder	Series; Note Registration Number; Outstanding Principal Amount
Minnesota Life Insurance Company	Series A: No. RA-1; $10,200,000
Trinity Universal Insurance Company (issued in the nominee name Hare & Co.)	Series A: No. RA-2; $3,000,000
United Insurance Company of America (issued in the nominee name Hare & Co.)	Series A: No. RA-3; $2,000,000
American Fidelity Assurance Company (issued in the nominee name FFB Registration)	Series A: No. RA-4; $2,000,000
Vantis Life Insurance Company (issued in the nominee name Hare & Co.)	Series A: No. RA-5; $2,000,000
Great Western Insurance Company (issued in the nominee name Wells Fargo Bank NA Custodian FBO Great Western Insurance Company)	Series A: No. RA-6; $500,000
Equitable Life & Casualty Insurance Company (issued in the nominee name Wells Fargo Bank NA as Custodian for Equitable Life & Casualty Insurance Company)	Series A: No. RA-7; $300,000
Farm Bureau Life Insurance Company of Michigan	Series B: No. RB-1; $2,000,000
Farm Bureau Mutual Insurance Company of Michigan	Series B: No. RB-2; $1,000,000

Annex 1-24

Farm Bureau General Insurance Company of Michigan	Series B: No. RB-3; $1,000,000
American Republic Insurance Company (issued in the nominee name Wells Fargo Bank N.A. as Custodian for American Republic Insurance Company)	Series B: No. RB-4; $1,000,000
Great American Life Insurance Company	Series A: No. RA-8; $7,000,000
Great American Insurance Company	Series A: No. RA-9; $3,000,000
Senior Health Insurance Company of Pennsylvania (issued in the nominee name Hare & Co.)	Series A: No. RA-10; $2,500,000
National Benefit Life Insurance Company	Series A: No. RA-11; $500,000
The Ohio National Life Insurance Company	Series A; No. RA-12; $4,000,000
Ohio National Life Assurance Corporation	Series A; No. RA-13; $1,000,000
Montgomery RE, Inc.	Series A; No. RA-14; $1,000,000
Phoenix Life Insurance Company	Series A: No. RA-15; $2,000,000
PHL Variable Insurance Company	Series A: No. RA-16; $1,000,000
PHL Variable Insurance Company	Series A: No. RA-17; $2,000,000
PHL Variable Insurance Company	Series A: No. RA-18; $2,000,000
PHL Variable Insurance Company	Series A: No. RA-19; $1,000,000

Annex 1-25

ANNEX 2

ENOVA ENTITIES

ENTITY NAME	STATE
AEL NET MARKETING, LLC	DE
AEL NET OF MISSOURI, LLC	DE
BILLERS ACCEPTANCE GROUP, LLC	DE
CASHEURONET UK, LLC	DE
CASHNET CSO OF MARYLAND, LLC	DE
CASHNETUSA CO LLC	DE
CASHNETUSA OF FLORIDA, LLC	DE
CASHNETUSA OR LLC	DE
CNU DOLLARSDIRECT INC.	DE
CNU DOLLARSDIRECT LENDING, INC.	DE
CNU OF ALABAMA, LLC	DE
CNU OF ALASKA, LLC	DE
CNU OF ARIZONA, LLC	DE
CNU OF CALIFORNIA, LLC	DE
CNU OF COLORADO, LLC	DE
CNU OF DELAWARE, LLC	DE
CNU OF FLORIDA, LLC	DE
CNU OF HAWAII, LLC	DE
CNU OF IDAHO, LLC	DE
CNU OF ILLINOIS, LLC	DE
CNU OF INDIANA, LLC	DE
CNU OF KANSAS, LLC	DE
CNU OF LOUISIANA, LLC	DE
CNU OF MAINE, LLC	DE
CNU OF MICHIGAN, LLC	DE
CNU OF MINNESOTA, LLC	DE
CNU OF MISSISSIPPI, LLC	DE
CNU OF MISSOURI, LLC	DE
CNU OF MONTANA, LLC	DE
CNU OF NEVADA, LLC	DE
CNU OF NEW HAMPSHIRE, LLC	DE
CNU OF NEW MEXICO, LLC	DE
CNU OF NORTH DAKOTA, LLC	DE
CNU OF OHIO, LLC	DE
CNU OF OKLAHOMA, LLC	DE
CNU OF OREGON, LLC	DE
CNU OF RHODE ISLAND, LLC	DE
CNU OF SOUTH CAROLINA, LLC	DE

ENTITY NAME	STATE
CNU OF SOUTH DAKOTA, LLC	DE
CNU OF TENNESSEE, LLC	DE
CNU OF TEXAS, LLC	DE
CNU OF UTAH, LLC	DE
CNU OF VIRGINIA, LLC	DE
CNU OF WASHINGTON, LLC	DE
CNU OF WISCONSIN, LLC	DE
CNU OF WYOMING, LLC	DE
CNU DOLLARS DIRECT, INC.	DE
CNU DOLLARS DIRECT LENDING, INC.	DE
CNU ONLINE HOLDINGS, LLC	DE
CNU TECHNOLOGIES OF ALABAMA, LLC	DE
CNU TECHNOLOGIES OF ARIZONA, LLC	DE
CNU TECHNOLOGIES OF CALIFORNIA, LLC	DE
CNU TECHNOLOGIES OF IOWA, LLC	DE
CNU TECHNOLOGIES OF NEW MEXICO, LLC	DE
CNU TECHNOLOGIES OF SOUTH CAROLINA, LLC	DE
CNU TECHNOLOGIES OF WISCONSIN, LLC	DE
DEBIT PLUS PAYMENT SOLUTIONS, LLC	DE
DEBIT PLUS SERVICES, LLC	DE
DEBIT PLUS TECHNOLOGIES, LLC	DE
DEBIT PLUS, LLC	DE
DOLLARSDIRECT, LLC	DE
ENOVA BRAZIL, LLC	DE
DP LABOR HOLDINGS, LLC
ENOVA FINANCIAL HOLDINGS, LLC	DE
ENOVA INTERNATIONAL GEC, LLC	DE
ENOVA INTERNATIONAL, INC.	DE
ENOVA ONLINE SERVICES, INC.	DE
EURONETCASH, LLC	DE
HEADWAY CAPITAL, LLC	DE
MOBILE LEASING GROUP, INC.	DE
NC FINANCIAL SOLUTIONS OF ALABAMA, LLC	DE
NC FINANCIAL SOLUTIONS OF ARIZONA, LLC	DE
NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC	DE
NC FINANCIAL SOLUTIONS OF COLORADO, LLC	DE
NC FINANCIAL SOLUTIONS OF DELAWARE, LLC	DE
NC FINANCIAL SOLUTIONS OF GEORGIA, LLC	DE
NC FINANCIAL SOLUTIONS OF IDAHO, LLC	DE
NC FINANCIAL SOLUTIONS OF ILLINOIS, LLC	DE
NC FINANCIAL SOLUTIONS OF KANSAS, LLC	DE
NC FINANCIAL SOLUTIONS OF MARYLAND, LLC	DE
NC FINANCIAL SOLUTIONS OF MISSISSIPPI, LLC	DE

ENTITY NAME	STATE
NC FINANCIAL SOLUTIONS OF MISSOURI, LLC	DE
NC FINANCIAL SOLUTIONS OF NEVADA, LLC	DE
NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC	DE
NC FINANCIAL SOLUTIONS OF NORTH DAKOTA, LLC	DE
NC FINANCIAL SOLUTIONS OF OHIO, LLC	DE
NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC	DE
NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC	DE
NC FINANCIAL SOLUTIONS OF TENNESSEE, LLC	DE
NC FINANCIAL SOLUTIONS OF TEXAS, LLC	DE
NC FINANCIAL SOLUTIONS OF UTAH, LLC	DE
NC FINANCIAL SOLUTIONS OF VIRGINIA, LLC	DE
NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC	DE
NC FINANCIAL SOLUTIONS, LLC	DE
OHIO CONSUMER FINANCIAL SOLUTIONS, LLC	DE
THE CHECK GIANT NM, LLC	DE